UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2020

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056
(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

II-VI Incorporated (the “Company”) held its Annual Meeting of Shareholders on November 9, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Amendment and Restatement of the II-VI Incorporated 2018 Omnibus Incentive Plan to add shares (the “Amended and Restated 2018 Plan”).

A summary of the Amended and Restated 2018 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 29, 2020 (the “2020 Proxy Statement”) under the section titled “Approval of the Amendment and Restatement of the 2018 Omnibus Incentive Plan to Add Shares (Proposal 3)” and is incorporated herein by reference.

The summary of the 2018 Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) As of September 15, 2020, the record date for the Annual Meeting (the “Record Date”), there were 103,849,231 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 90,596,061 shares of the Company’s common stock, or 87% of the total number of shares of the Company’s common stock outstanding on the Record Date, were present in person or by proxy at the Annual Meeting.

(b) At the Annual Meeting, the Company’s shareholders elected Joseph J. Corasanti, Patricia Hatter, and Marc Y.E. Pelaez as Class Three Directors to serve until the Company’s 2023 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Joseph J. Corasanti

For	Against	Abstain	Broker Non- Votes
77,115,761	1,715,148	92,034	11,673,118

Patricia Hatter

For	Against	Abstain	Broker Non-Votes
76,881,629	1,952,363	88,951	11,673,118

Marc Y.E. Pelaez

For	Against	Abstain	Broker Non-Votes
72,644,503	6,183,342	95,098	11,673,118

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation paid to named executive officers in the Company’s fiscal year 2020, as disclosed in the 2020 Proxy Statement (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
75,702,329	3,077,585	143,029	11,673,118

At the Annual Meeting, the Company’s shareholders approved the Amendment and Restatement of the 2018 Plan to add shares (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
75,485,128	3,304,517	133,298	11,673,118

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2021 (“Proposal 4”). Proposal 4 received the following votes:

For	Against	Abstain	Broker Non-Votes
89,356,129	608,777	631,155	—

Item 8.01.	Other Events.

On November 10, 2020 the Board of Directors of II-VI Incorporated declared a quarterly dividend of $3.00 per share on its 6.00% Series A Mandatory Convertible Preferred Stock (Nasdaq: IIVIP). The quarterly dividend will be payable in cash on January 1, 2021, to all shareholders of record as of the close of business on December 15, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	II-VI Incorporated Amended and Restated 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed by II-VI Incorporated (File No. 333-249995) on November 10, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: November 10, 2020	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer